Exhibit 99.2

EXECUTION COPY

AMENDMENT TO THE DIRECTOR APPOINTMENT AND NOMINATION

AGREEMENT

This amendment to the Director Appointment and Nomination Agreement (this “Amendment”), dated April 23, 2018, is by and among the persons and entities listed on Schedule A (collectively, the “Icahn Group”, and each individually a “member” of the Icahn Group) and Newell Brands Inc. (the “Company”) (each a “Party” and collectively, the “Parties”).

WHEREAS, the Parties entered into the Director Appointment and Nomination Agreement on March 18, 2018 (the “Nomination Agreement”);

WHEREAS, the Company entered into an Agreement with Starboard Value and Opportunity Master Fund Ltd (the “Settlement Agreement”), dated April 23, 2018; and

WHEREAS, the Parties have agreed, subject to the terms and conditions of this Amendment, to amend the Nomination Agreement as provided herein.

NOW THEREFORE, in consideration of and reliance upon the mutual covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties agree as follows:

1.	Terms and References. Capitalized terms used but not defined in this Amendment have the meanings given to them in the Nomination Agreement.

2.	Board Representation and Board Matters.

(a)	The Parties agree that, upon execution of the Settlement Agreement, the Parties shall take all necessary action to procure and accept (1) the resignation of Andrew N. Langham from the Board, (2) confirmation that Andrew N. Langham has agreed not to stand for election to the Board at the 2018 Annual Meeting and (3) confirmation that David L. Atchison has agreed not to stand for election to the Board at the 2018 Annual Meeting.

3.	Amendments to the Nomination Agreement.

(a)	The definition of “Icahn Designee” set forth in Section 1(a)(i) shall be deleted in its entirety and replaced with the following:

“each of Brett Icahn and Courtney Mather (collectively the “Icahn Designees” and each an “Icahn Designee”)”

(b)	Section 1(a)(ii) shall be deleted in its entirety and replaced with the following:

“as long as the Icahn Group has not materially breached this Agreement and failed to cure such breach within five business days of written notice from the Company specifying any such breach, the Company agrees that the Company’s slate of nominees for election to the Board at the 2018 annual meeting of stockholders of the Company (the “2018 Annual Meeting”) will consist only of the following 12 individuals (collectively, the “2018 NWL Slate”): the New Independent Director, each of the Icahn Designees, Michael Polk, Steven Strobel, Michael Todman, James Craigie, Debra Crew, Judith Sprieser and three other individuals appointed in the manner set forth in the Settlement Agreement (such three individuals, collectively, the “Additional Appointees” and each an “Additional Appointee”); provided, however, that, subject to the terms and conditions of the Settlement Agreement, should any of the foregoing nominees on the 2018 NWL Slate other than the Icahn Designees, the Additional Appointees or the New Independent Director resign from the Board or be rendered unable to, or refuse to, be appointed to, or for any other reason fail to serve or is not serving on the Board, the Company shall be entitled to nominate a replacement to be elected to the Board at the 2018 Annual Meeting;”

(c)	Section 1(a)(v) shall be amended such that the following sentence is added to the very end of the Section:

“. If at any time after the date of this Agreement, the Icahn Group, together with the Icahn Affiliates (as defined below), ceases collectively to beneficially own (as defined in Rule 13d-3 promulgated by the SEC (as defined below) under the Exchange Act (as defined below)), an aggregate Net Long Position of at least the lesser of 1.0% of the total outstanding Common Shares (as defined below) of the Company and 4,852,000 Common Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) (such amount, the “Minimum Ownership Threshold”) the Icahn Group’s ability to designate a Replacement for any Icahn Designee and New Independent Director shall terminate. The Icahn Group shall promptly (and in any event within five (5) business days) inform the Company in writing if at any time the Icahn Group’s (together with the Icahn Affiliates’) ownership of the Common Shares of the Company decreases to less than the Minimum Ownership Threshold.”

(d)	All references to “New Independent Directors,” “New Independent Director” or “any New Independent Directors” in the Agreement shall be replaced with “the New Independent Director”

(e)	Section 1(a)(vii) shall be amended such that (1) the first reference to “Agreement” in the second full sentence of the section is replaced with “Amendment,” (2) the reference to “nine (9)” in the second full sentence of the section is replaced with “ten (10)” and (3) all references to “eleven (11)” are replaced with “twelve (12)”

(f)	Section 1(a)(viii) shall be amended such that the following parenthetical is deleted in its entirety “(provided, however that if such committee has more than three (3) members then two Icahn Designees shall be offered to be appointed to such committee (to the extent there are two or more Icahn Designees then on the Board));”

(g)	Section 1(a)(x) shall be deleted in its entirety and replaced with the following:

“concurrently with the execution of the Settlement Agreement, the Board will take all necessary action to appoint: (1) Courtney Mather as Chair of the Finance Committee of the Board, which shall not have more than four (4) members; (2) Courtney Mather to the Nominating/Governance Committee, which shall not have more than four (4) members; (3) Brett Icahn to the Audit Committee; and (4) Brett Icahn to the Organizational Development & Compensation Committee, which shall not have more than four (4) members; and”

(h)	Section 1(c) shall be amended such that (1) the reference to “two Icahn Designees” in subsection (X)(2) shall be deleted and replaced with “one Icahn Designee”, (2) the reference to “more than one Icahn Designee” in subsection (Y)(2) shall be deleted and replaced with “any Icahn Designee” and (3) the phrase “For purposes of this Agreement:” in the last sentence of Section 1(c) will be immediately followed by “the term “employee,” for the avoidance of doubt, shall not include a consultant,”

(i)	The first sentence of Section 7 shall be deleted in its entirety and replaced with the following:

“Following the appointment of the Icahn Designees to the Board pursuant to Section 1(a)(i), this Agreement shall thereafter terminate and be of no further force or effect (for the avoidance of doubt, including the Voting Agreement set forth in Section 2) at such time, if any, as (a) no Icahn Designee serves on the Board and (b) the Icahn Group is (1) no longer entitled to designate a Replacement for any Icahn Designee and the New Independent Director or (2) has waived all further rights to designate a Replacement for the Icahn Designees and the New Independent Director.”

4.	Nomination Agreement Remains Effective. Except as expressly set forth in this Amendment, the Nomination Agreement and each document executed and delivered in connection therewith remains in full force and effect in accordance with its terms.

5.

Miscellaneous. The Parties hereto recognize and agree that if for any reason any of the provisions of this Amendment are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each Party agrees that in addition to other remedies the other Party shall be entitled to at law or equity, the other Party shall be entitled to an injunction or injunctions to prevent breaches of this Amendment and to enforce specifically the terms and provisions of this Amendment exclusively in the Court of Chancery or other federal or state courts of the State of Delaware. In the event that any action shall be brought in equity to enforce the provisions of this Amendment, no Party shall allege, and each Party hereby waives the defense, that there is an adequate remedy at law. Furthermore, each of the Parties hereto consents to submit itself to the personal jurisdiction of the Court of Chancery or other federal or state courts of the State of Delaware in the event any dispute arises out of this Amendment or the transactions contemplated by this Amendment, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Amendment or the transactions contemplated by this Amendment in any court other than the Court of Chancery or other federal or state courts of the State of Delaware, and each of the Parties irrevocably waives the right to trial by jury, (d) agrees to waive any bonding requirement under any applicable law, in the case any other Party seeks to enforce the terms by way of equitable relief and (e) irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address of such Party’s principal place of business or as otherwise provided by applicable law. THIS AMENDMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

6.	Severability. If at any time subsequent to the date of this Amendment, any provision of this Amendment shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Amendment.

7.	Counterparts. This Amendment may be executed (including by facsimile or PDF) in two or more counterparts which together shall constitute a single agreement.

8.	Successors and Assigns. This Amendment shall not be assignable by any of the Parties to this Amendment. This Amendment, however, shall be binding on successors of the Parties hereto.

9.	No Third Party Beneficiaries. This Amendment is solely for the benefit of the Parties hereto and is not enforceable by any other persons.

10.	Interpretation and Construction. Each of the Parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Amendment, and that it has executed the same with the advice of said independent counsel. Each Party and its counsel cooperated and participated in the drafting and preparation of this Amendment and the documents referred to herein, and any and all drafts relating thereto exchanged among the Parties shall be deemed the work product of all of the Parties and may not be construed against any Party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Amendment against any Party that drafted or prepared it is of no application and is hereby expressly waived by each of the Parties hereto, and any controversy over interpretations of this Amendment shall be decided without regards to events of drafting or preparation. The section headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment. The term “including” shall be deemed to mean “including without limitation” in all instances.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment, or caused the same to be executed by its duly authorized representative as of the date first above written.

NEWELL BRANDS INC.

By:	/s/ Bradford R. Turner
Name: Bradford R. Turner
Title: Chief Legal and Administrative Officer and Corporate Secretary

[Signature Page to the Amendment to the Director Appointment and Nomination Agreement]

CARL C. ICAHN

/s/ Carl C. Icahn
Carl C. Icahn

BRETT ICAHN

/s/ Brett Icahn
Brett Icahn

COURTNEY MATHER

/s/ Courtney Mather
Courtney Mather

ANDREW LANGHAM

/s/ Andrew Langham
Andrew Langham

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By:	/s/ Keith Cozza
Name: Keith Cozza
Title: Secretary; Treasurer

HOPPER INVESTMENTS LLC
By: Barberry Corp., its sole member

By:	/s/ Keith Cozza
Name: Keith Cozza
Title: Secretary; Treasurer

BARBERRY CORP.

By:	/s/ Keith Cozza
Name: Keith Cozza
Title: Secretary; Treasurer

[Signature Page to the Amendment to the Director Appointment and Nomination Agreement]

ICAHN PARTNERS LP

By:	/s/ Keith Cozza
Name: Keith Cozza
Title: Chief Operating Officer

ICAHN PARTNERS MASTER FUND LP

By:	/s/ Keith Cozza
Name: Keith Cozza
Title: Chief Operating Officer

ICAHN ENTERPRISES G.P. INC.

By:	/s/ Keith Cozza
Name: Keith Cozza
Title: President; and Chief Executive Officer

ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Keith Cozza
Name: Keith Cozza
Title: President; and Chief Executive Officer

IPH GP LLC

By:	/s/ Keith Cozza
Name: Keith Cozza
Title: Chief Operating Officer

ICAHN CAPITAL LP

By:	/s/ Keith Cozza
Name: Keith Cozza
Title: Chief Operating Officer

ICAHN ONSHORE LP

By:	/s/ Keith Cozza
Name: Keith Cozza
Title: Chief Operating Officer

[Signature Page to the Amendment to the Director Appointment and Nomination Agreement]

ICAHN OFFSHORE LP

By:	/s/ Keith Cozza
Name: Keith Cozza
Title: Chief Operating Officer

BECKTON CORP

By:	/s/ Keith Cozza
Name: Keith Cozza
Title: Secretary; Treasurer

[Signature Page to the Amendment to the Director Appointment and Nomination Agreement]

SCHEDULE A

CARL C. ICAHN

BRETT ICAHN

COURTNEY MATHER

ANDREW LANGHAM

HIGH RIVER LIMITED PARTNERSHIP

HOPPER INVESTMENTS LLC

BARBERRY CORP.

ICAHN PARTNERS LP

ICAHN PARTNERS MASTER FUND LP

ICAHN ENTERPRISES G.P. INC.

ICAHN ENTERPRISES HOLDINGS L.P.

IPH GP LLC

ICAHN CAPITAL LP

ICAHN ONSHORE LP

ICAHN OFFSHORE LP

BECKTON CORP.